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                                                                 EXHIBIT (e)(14)

[LOGO OF AIG AMERICAN GENERAL]                                                                         In-Force Change Application

[ ] American General Life Insurance Company, Houston, TX
[ ] The United States Life Insurance Company in the City of New York, New York, NY (Non-NY Residents)
Members of American International Group, Inc.
P.O. Box 4373 . Houston, TX 77210-4373
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Some transactions may not be available for all policies for every company listed above. Contact your service center or agent for further details. In this application, "Company" refers to the insurance company whose name is checked above. The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy it may issue. No other company shown is responsible for such obligations or payments.

Use permanent ink when completing this form. Be sure to answer all questions that pertain to your request. Provide details for any questions answered "Yes". Personally sign and date. If a separate page is needed to complete the answers, attach to this form and sign and date the separate page(s). Carefully read the attached Notice of Information Practices and keep with your policy.

Current Policy Number ________________________________________    Insured Name ___________________________________________________

Requested Change:     [ ] Reinstatement
                      [ ] Application for Reduction of Premium Rate/Reversion
                      [ ] Increase Specified Amount:
                          Base Coverage: ______________________________   Supplemental Coverage (if applicable) __________________
                      [ ] Addition or Increase of Rider &/or Benefit

Instructions:                    [ ] Waiver of Premium
For these changes,               [ ] Waiver of monthly deduction
please complete the              [ ] Waiver of monthly guarantee premium
entire application, sign         [ ] Payor Death
and date page 6.                 [ ] Payor Disability
                                 [ ] Accidental Death Benefit: Amount ________________________
                                 [ ] Other Insured Rider: Amount _____________________________
                                 [ ] Guaranteed Insurability Option Rider

                                 [ ] Child Rider: Amount _________________________________________________________________________
                                     (Complete all info for the primary insured & each child)

                                 [ ] Spouse Rider: Amount ______________________   Plan: _________________________________________
                                     (Complete all info for the primary insured & spouse)

                                 [ ] Term Rider: Amount ________________________   Plan: _________________________________________

                                     Insured _____________________________________________________________________________________

                                 [ ] Other Rider: Amount _______________________   Explain type: _________________________________

                      [ ] Smoker/Tobacco/Nicotine Change: ________________________________________________________________________
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Instructions: For the changes listed below, complete Section I, sign and date page 6. If a face increase or benefit/rider addition is requested, complete the entire application, sign and date page 6.

[ ] Exercise Guaranteed Insurability Option(GIO)                  [ ] Term Conversion

    GIO amount: ______________________________________________          CONVERSION AMOUNT

    Option Date: _____________________________________________          Base coverage: ___________________________________________

    Dividend Option: _________________________________________          Supplemental Coverage: ___________________________________
Benefits: If the insured is totally disabled, the insured is      Effective date: ________________________________________________

not eligible for Waiver of Premium.                               New Plan: ______________________________________________________

Is insured totally disabled? [ ] Yes [ ] No                       Dividend Option: _______________________________ (if applicable)

[ ] Waiver of Premium/Monthly Deduction                           Benefits: If the insured is totally disabled, the insured is not
[ ] Accidental Death Benefit                                      eligible for Waiver of Premium.
[ ] Guaranteed Insurability Option                                Is insured totally disabled? [ ] Yes [ ] No
[ ] Other ____________________________________________________    [ ] Waiver of Premium/Monthly Deduction
                                                                  [ ] Accidental Death Benefit
Automatic Premium Loan desired (if available)                     [ ] Guaranteed Insurability Option
[ ] Yes [ ] No                                                    [ ] Other ______________________________________________________

Note: Underwriting class changes are not available on a GIO       Nonforfeiture Process: _____ ETI or _____ RPU
transaction.                                                      Automatic Premium Loan (if available) [ ] Yes [ ] No
                                                                  Death Benefit Option: [ ] Level [ ] Increasing
                                                                        [ ] Level Plus Return of Premium
                                                                  After the conversion, will there be any remaining coverage on the existing policy? [ ] Yes [ ] No
New Policy # ____________________________ (Office use only)       Amount remaining after conversion: _____________________________

AGLC 100386-2002                  Page 1 of 7

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SECTION I - GENERAL INFORMATION:

A. Primary Insured

Name ___________________________________________________________________________   Social Security # _____________ Sex [ ] M [ ] F

Birthplace (state, country) ____________________________________________________   Date of Birth _________________ Age ___________

Tobacco Use: Have you ever used any form of tobacco or nicotine products? [ ] Yes [ ] No
  If yes, date of last use ___________________________________
  If yes, type and quantity of tobacco or nicotine products used _________________________________________________________________

U.S. citizen [ ] Yes [ ] No If no, date of entry __________________________________  Visa Type ___________________________________

Address ___________________________________________________ City, State _______________________________ Zip ______________________

Home Phone ________________________________________________   Work Phone _________________________________________________________

Email address ____________________________________________________________

Employer _________________________________________________________________      Occupation _______________________________________

Length of Employment ______________________________________ Duties _______________________________________________________________

Personal Income $ ____________________________ Household Income $ __________________________ Net Worth $ _________________________

B. Owner Information

[ ] Primary Insured  [ ] Other Insured [ ] Trust [ ] Someone other than an insured or trust

Complete if other than the primary insured is owner (If contingent owner is required, use Special Remarks section.)

Name ___________________________________________________________________________   Tax ID # ______________________ Sex [ ] M [ ] F
[ ] Check here if new address

Address ___________________________________________________ City, State _______________________________ Zip ______________________

Home Phone ________________________________________________   Work Phone _________________________________________________________

Complete if owner is a trust:

  Exact Name of Trust __________________________________________________________   Trust Tax ID # ________________________________

  Current Trustee(s)____________________________________________________________   Date of Trust _________________________________

C. Other Insured(s): Please add information for all additional insureds.

Name ___________________________________________________________________________   Social Security # _____________ Sex [ ] M [ ] F

Birthplace (state, country) ____________________________________________________   Date of Birth _________________ Age ___________

Tobacco Use: Have you ever used any form of tobacco or nicotine products? [ ] Yes [ ] No

  If yes, date of last use ___________________________________
  If yes, type and quantity of tobacco or nicotine products used _________________________________________________________________

U.S. citizen [ ] Yes [ ] No If no, date of entry __________________________________  Visa Type ___________________________________

Address ___________________________________________________ City, State _______________________________ Zip ______________________

Home Phone ________________________________________________   Work Phone _________________________________________________________

Email address ____________________________________________________________

Employer _________________________________________________________________      Occupation _______________________________________

Length of Employment ______________________________________ Duties _______________________________________________________________

Personal Income $ ____________________________ Household Income $ __________________________ Net Worth $ _________________________


D. Child Information (Complete information for all children that are being considered for rider coverage.)

               Child Name                        Sex                   Birthplace (state, country)               Date of Birth

__________________________________________    [ ] M [ ] F    ______________________________________________   ____________________

__________________________________________    [ ] M [ ] F    ______________________________________________   ____________________

__________________________________________    [ ] M [ ] F    ______________________________________________   ____________________

E. Billing

Frequency: [ ] Annual [ ] Semi Annual [ ] Quarterly [ ] Monthly [ ] Other

Method: [ ] Direct [ ] List bill [ ] Automatic bank draft [ ] Other

Payment Enclosed: [ ] Yes [ ] No    Amount ______________ Check # ______________   Effective date (if applicable): _______________

AGLC 100386-2002                  Page 2 of 7

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F. Beneficiary

Primary:

Name _________________________________________________________    Relationship __________________ Share ________________________ %

Name _________________________________________________________    Relationship __________________ Share ________________________ %

Contingent:

Name _________________________________________________________    Relationship __________________ Share ________________________ %

Name _________________________________________________________    Relationship __________________ Share ________________________ %

Trust Information:
  Exact Name of Trust __________________________________________________________   Trust Tax ID # ________________________________

  Current Trustee(s) ___________________________________________________________   Date of Trust _________________________________

Riders:  Spouse ____________________________________________________________    Relationship _____________________________________

         Child _____________________________________________________________    Relationship _____________________________________
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SECTION II:

A.BACKGROUND INFORMATION
Complete questions 1 through 6 for all proposed insureds who are applying for base coverage or rider coverage. If yes answer applies to ANY insured provide details specified after each question.

1.  Do ANY proposed insureds intend to travel or reside outside of the United States or Canada within the next two years?
    (If yes, list insured's name, country, date, length of stay and purpose.)                                       [ ] yes [ ] no

    ______________________________________________________________________________________________________________________________

2.  In the past five years, have ANY proposed insureds participated in, or do they intend to participate in: any flights as a trainee, pilot or crew member, scuba diving, skydiving or parachuting, ultralight aviation, auto racing, cave exploration,
    hang gliding, boat racing, mountaineering, extreme sports or other hazardous activities?                        [ ] yes [ ] no
    (If yes, circle the applicable activities and complete the Aviation and/or Avocation Questionnaire.)

3.  Have ANY proposed insureds:
    a.  During the past 90 days submitted an application for life insurance to any other company or begun the process of filling
        out an application?                                                                                         [ ] yes [ ] no
        (If yes, list insured's name, company name, amount applied for, purpose of insurance, and if app will be placed.)

        __________________________________________________________________________________________________________________________
    b.  Ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled or refused

        for renewal?                                                                                                [ ] yes [ ] no
        (If yes, list insured's name, date and reason.)

        __________________________________________________________________________________________________________________________

4.  Have ANY proposed insureds ever filed for bankruptcy?                                                           [ ] yes [ ] no
    (If yes, list insured's name, chapter filed, date, reason and if discharged.)

    ______________________________________________________________________________________________________________________________

5.  In the past five years, have ANY proposed insureds been charged with or convicted of driving under the influence of alcohol or drugs or had any driving violations? (If yes, list insured's name, date, state, license no. and specific
    violation.)                                                                                                     [ ] yes [ ] no

    ______________________________________________________________________________________________________________________________

6.  Have ANY proposed insureds ever been convicted of, or pled guilty or no contest to a felony, or do they have any such charge
    pending against them? (If yes, list proposed insured name, date, state, and felony.)                            [ ] yes [ ] no

    ______________________________________________________________________________________________________________________________
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B.MEDICAL HISTORY

1.  Physician Information
Name, address, and telephone number of each insured's personal physician(s). (Write None if insured(s) do not have one.)

Primary Insured __________________________________________________________________________________________________________________

Other Insured ________________________________________________    Child(ren) _____________________________________________________

Name of insured, date, reason, findings and treatment at last visit. _____________________________________________________________

__________________________________________________________________________________________________________________________________

AGLC 100386-2002                  Page 3 of 7

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2. Height and Weight

Primary Insured _____ ft. _____ in. ______ lbs.            Other Insured ______ft. ______ in. ______lbs.

Child Name _________________________________  _____ ft. _____ in. _____ lbs. If less than 1 yr. old, weight at birth _____________

Child Name _________________________________  _____ ft. _____ in. _____ lbs. If less than 1 yr. old, weight at birth _____________

Child Name _________________________________  _____ ft. _____ in. _____ lbs. If less than 1 yr. old, weight at birth _____________

Has any insured had any weight change in excess of 10 lbs. in the past year? [ ] yes [ ] no (If yes, explain.)

__________________________________________________________________________________________________________________________________
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C. FAMILY HISTORY

Primary Insured                     Age if Living                   Age at Death                      Cause of Death

  Father                    ___________________________     _________________________    _________________________________________

  Mother                    ___________________________     _________________________    _________________________________________

Other Insured

  Father                    ___________________________     _________________________    _________________________________________

  Mother                    ___________________________     _________________________    _________________________________________
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D.PERSONAL MEDICAL HISTORY

Complete questions "1" through "7" for all proposed insureds who are applying for base coverage or rider coverage. If yes answer applies to ANY insured provide details such as: insured's name, date of first diagnosis, name and address of doctor, tests performed, test results, medication(s) or recommended treatment in the area provided.

1. Has ANY proposed insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

    a.  Heart disease, heart attack, chest pain irregular heartbeat, heart murmur, high cholesterol, high blood pressure or
        other disorder of the heart?                                                                                [ ] yes [ ] no

    b.  A blood clot, aneurysm, stroke, or other disease, disorder or blockage of the arteries or veins?            [ ] yes [ ] no

    c.  Cancer, tumors, masses, cysts or other such abnormalities?                                                  [ ] yes [ ] no

    d.  Diabetes, a disorder of the thyroid or other glands or a disorder of the immune system, blood or lymphatic
        system?                                                                                                     [ ] yes [ ] no

    e.  Colitis, hepatitis or a disorder of the esophagus, stomach, liver, pancreas, gall bladder or intestine?     [ ] yes [ ] no

    f.  A disorder of the kidneys, bladder, prostate or reproductive organs or sugar or protein in the urine?       [ ] yes [ ] no

    g.  Asthma, bronchitis, emphysema, sleep apnea or other breathing or lung disorder?                             [ ] yes [ ] no

    h.  Seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including a mental or
        nervous disorder?                                                                                           [ ] yes [ ] no

    i.  Arthritis, muscle disorders, connective tissue disease or other bone or joint disorders?                    [ ] yes [ ] no
(If any question above is answered yes, explain.)

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

2.  Is ANY proposed insured currently taking any medication, treatment or therapy or under medical observation?     [ ] yes [ ] no
    (If yes, explain.)

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

3.  Has ANY proposed insured in the past three years had but not sought treatment for:
    a.  Fainting spells, nervous disorder, headaches, convulsions or paralysis?                                     [ ] yes [ ] no

    b.  Any pain or discomfort in the chest or shortness of breath?                                                 [ ] yes [ ] no

    c.  Disorders of the stomach, intestines or rectum, or blood in the urine?                                      [ ] yes [ ] no
(If any question above is answered yes, explain.)

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

AGLC 100386-2002                  Page 4 of 7

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4.  Has ANY proposed insured ever:
    a.  sought or received advice, counseling or treatment by a medical professional for the use of alcohol or
        drugs, including prescription drugs?                                                                        [ ] yes [ ] no

    b.  Used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally prescribed
        by a physician?                                                                                             [ ] yes [ ] no
(If yes answered to 4a or 4b, complete Drug/Alcohol Questionnaire.)

5.  Has ANY proposed insured ever been diagnosed or treated by any member of the medical profession for AIDS
    Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS)? (If yes, explain.)                         [ ] yes [ ] no

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

6.  In the past 10 years, has ANY proposed insured:
    a.  Been hospitalized, consulted a health care provider or had any illness, injury, or surgery?                 [ ] yes [ ] no

    b.  Had any laboratory tests, treatments or diagnostic procedures, including x-rays, scans or EKGs?             [ ] yes [ ] no

    c.  Been advised to have any diagnostic test, hospitalization or treatment that was not completed?              [ ] yes [ ] no

    d.  Received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness,
        disability or impaired condition?                                                                           [ ] yes [ ] no
(If any question above is answered yes, explain.)

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

7.  Does ANY proposed insured have any symptoms or knowledge of any other condition that is not disclosed above?    [ ] yes [ ] no
   (If yes, explain.)

Name of Insured                         Details

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

E. SPECIAL REMARKS

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

F. STATE SPECIFIC NOTICES

Please note the following state specific information.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denials of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

AGLC 100386-2002                  Page 5 of 7

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AUTHORIZATION AND SIGNATURES

American General Life Insurance Company, Houston, TX
The United States Life Insurance Company in the City of New York, New York, NY

In this application, "Company" refers to the insurance company which was selected on page one.
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Authorization to Obtain and Disclose Information and Declaration

I give my consent to all of the entities listed below to give to the Company, its legal representative, American General Life
Companies (AGLC) (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations, treatments or surgeries; hospital confinements for any physical and mental conditions; use of drugs or alcohol; or
any other information for me, my spouse, or my minor children. Other information could include items such as: personal finances;
habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc.
I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine: (1) eligibility for insurance; and (2) eligibility for benefits under or changes to an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box
1931, Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may:
request to be interviewed for the report; and receive, upon written request, a copy of such report. [ ] Check if you wish to be interviewed.

I have read the above statements or they have been read to me. They are true and complete to the best of my knowledge and belief.
I understand that this application shall be the basis for: (1) any policy issued; or (2) changes to the existing policy as requested on this application. I understand that any misrepresentation contained in this application and related forms and relied on by the Company may be used to reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. I understand and agree that no insurance will be in effect under this application, or under any new policy issued by the Company, unless or until: the policy has been delivered and accepted; the first full modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy of the Notice of Information Practices.
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Under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social Security or Tax ID number; and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code; and (3)
that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to any provisions of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).
----------------------------------------------------------------------------------------------------------------------------------
Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

If this is a full term conversion, please note:
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I HEREBY ABSOLUTELY ASSIGN AND TRANSFER TO THE COMPANY IDENTIFIED IN THIS APPLICATION ALL OF MY RIGHTS, TITLE AND INTEREST OF
EVERY KIND IN AND TO THE CURRENT POLICY INCLUDING, BUT NOT LIMITED TO THE RIGHT TO SURRENDER, ASSIGN, TRANSFER OR CHANGE THE
BENEFICIARY.
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Special Circumstances- Corporate Ownership: The signature of one officer followed by the officer's title is required. The request must be submitted on: (1) corporate letterhead; or (2) paper with the corporate seal signed by that officer. Partnership: Provide the full name of the partnership followed by the signatures of all partner(s), other than the Insured. Trust: If the contract is owned by or assigned to a Trustee, Trustee(s) signature are required as instructed by the trust agreement. Validation of
Trustee(s) signature may be required.

______________________________________________________________    ________________________________________________________________
Signed at (City and State)                                        Date

__________________________________________________________________________________________________________________________________
Signature of Primary Insured (if under age 15, signature of parent or guardian)

__________________________________________________________________________________________________________________________________
Signature of Other Insured (if under age 15, signature of parent or guardian)

__________________________________________________________________________________________________________________________________
Signature of Owner (if other than insured)                        Signature of Officer and Title (if corporate owned)

__________________________________________________________________________________________________________________________________
Signature of Trustee (if owned by a trust)                        Agent Signature                             Date

__________________________________________________________________________________________________________________________________
Agent Name (Printed)                                              State License #

__________________________________________________________________________________________________________________________________
Percentage of Commissions                                         Agent Telephone #

AGLC 100386-2002                  Page 6 of 7

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--------------------------------------------------------------------------------
NOTICE OF INFORMATION PRACTICES

American General Life Insurance Company, Houston, TX
The United States Life Insurance Company in the City of New York, New York, NY

You have applied for life insurance with one of the insurance companies identified above. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company and American General Life Companies (AGLC), (a company providing services to affiliated life insurance companies that are members of American International Group Inc.)
--------------------------------------------------------------------------------
Fair Credit Reporting Act

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living. This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:
P. O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.

Medical Information Bureau

The designated insurer or its reinsurers may make a brief report regarding your insurability to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you. At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:
P. O. Box 105
Essex Station
Boston, Massachusetts 02112
617/426-3660

The designated insurer, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Insurance Information Practices

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization, as permitted or required by law. You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding. Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information. If you desire additional information on insurance information practices, you should direct your requests to the Company at:
P. O. Box 1931
Houston, TX 77251-1931

Telephone Interview Information

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.

                     *PLEASE READ AND KEEP WITH YOUR POLICY*

AGLC 100386-2002                  Page 7 of 7